CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Brendan Donohoe, President of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 21, 2005                            /S/ BRENDAN DONOHOE
     -------------------------------              ------------------------------
                                                  Brendan Donohoe, President
                                                 (principal executive officer)

I, Lelia Long, Treasurer of The New Ireland Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 22, 2005                            /S/ LELIA LONG
     -------------------------------              ------------------------------
                                                  Lelia Long, Treasurer
                                                  (principal financial officer)